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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



        DATE OF REPORT (Date of earliest event reported): March 26, 2001


                              NEUBERGER BERMAN INC.
             (Exact name of registrant as specified in its charter)


                         COMMISSION FILE NUMBER 1-15361


            DELAWARE                                06-1523639
(State or other jurisdiction of                   (I.R.S.Employer
 incorporation or organization)                  Identification No.)


                                605 Third Avenue
                               New York, NY 10158
                    (Address of principal executive offices)


                                 (212) 476-9000
              (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS

            On March 26, 2001, Neuberger Berman Inc. (the "Corporation"), announced that it completed the asset acquisition of Fasciano Company, Inc., the investment advisor to Chicago-based Fasciano Fund, Inc., a small capitalization blend mutual fund. The Fasciano Fund, which was launched by Michael Fasciano in 1987, had approximately $186 million in assets as of the closing. A copy of the press release issued by the Corporation is attached as Exhibit
            99.1 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            ( c )  Exhibits

            99.1  Press release dated March 26, 2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Neuberger Berman Inc.
                                      (Registrant)


Date: April 5, 2001              By: /s/ Kevin Handwerker
                                    -----------------------------------------
                                       Kevin Handwerker
                                       Senior Vice President, General Counsel
                                       and Secretary



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                                  EXHIBIT INDEX

99.1 Press release issued by the Corporation on March 26, 2001, with respect to asset acquisition of Fasciano Company, Inc.